UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 28, 2017

Safety, Income and Growth, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-38122	81-4253271
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1114 Avenue of the Americas, New York, New York 10036

(Address of Principal Executive Offices) (Zip Code)

(212) 930-9400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.01.    Completion of Acquisition or Disposition of Assets.

On June 28, 2017, the Company, through the Operating Partnership, completed its acquisitions of two GNLs located at 6200 Hollywood Boulevard (south parcel) and 6201 Hollywood Boulevard (north parcel) in Los Angeles, California, comprising approximately 146,000 and 184,000 square feet of land, respectively. These acquisitions, which were previously disclosed to be under contract in the Company’s prospectus dated June 21, 2017 (the “Prospectus”), filed with the Securities and Exchange Commission on June 23, 2017 pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”), which is deemed to be part of the Company’s Registration Statement on Form S-11 (File No. 333-217224), were purchased from third party sellers for an aggregate purchase price of approximately $142.0 million in cash, funded using a portion of the net proceeds from the Offering and the concurrent iStar placement. For financial information relating to this acquisition, see the Financial Statements included in the Prospectus, including the Pro Forma Financial Statements and the Combined Statements of Revenue for 6200 and 6201 Hollywood Boulevard.

Item 9.01                                           Financial Statements and Exhibits.

(a)               Financial Statements of Business Acquired

The 6200 and 6201 Hollywood Boulevard Combined Statements of Revenue contained in the Prospectus are incorporated herein by reference.

(b)               Pro Forma Financial Information

The following Safety, Income and Growth, Inc. Unaudited Pro Forma Financial Statements contained in the Prospectus are incorporated herein by reference:

•                  Unaudited Pro Forma Balance Sheet as of March 31, 2017; and

•                  Unaudited Pro Forma Statements of Operations for the year ended December 31, 2016 and the three months ended March 31, 2017.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFETY, INCOME AND GROWTH, INC.

By:	/s/ JAY SUGARMAN
	Name:	Jay Sugarman
	Title:	Chief Executive Officer

July 5, 2017

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